SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K/A


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) March 24, 1995

                        Audits & Surveys Worldwide, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State of Other Jurisdiction of Incorporation)

          1-7675                                         57-0486003
 (Commission File Number)                   (I.R.S. Employer Identification No.)

                 650 Avenue of the Americas, New York, NY 10011
              (Address of Principal Executive Offices) (Zip Code)

                                  212 627-9700
              (Registrant's Telephone Number, Including Area Code)

         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Item 4 of Registrant's Current Report on Form 8-K, dated March 30, 1995 (the "Original Current Report"), is being hereby amended to state that Price Waterhouse LLP, the Registrant's former independent accountants, had no disagreements on any matters of accounting principles or practices, financial statement disclosure or auditing scope and disclosures from January 1, 1995 through March 24, 1995, the date of its dismissal, which would have caused it to make reference to the subject matter of such disagreements in its report. Such Item 4 is therefore hereby amended to provide, in its entirety, as follows (all capitalized terms used in this Item 4 and not defined therein shall have the meanings attributed to such terms in the Original Current Report):

Item 4. Changes in Registrant's Certifying Accountant.

     On March 24, 1995, upon the consummation of the Merger and in connection therewith, Price Waterhouse LLP, formerly the independent accountants for the Registrant, was dismissed, and the certified public accounting and auditing firm of Deloitte & Touche LLP was retained as the Registrant's independent accounting and auditing firm for purposes of auditing the Registrant's financial statements.

     Price Waterhouse LLP was dismissed because it was determined that only one certified public accounting firm was necessary to represent the Registrant after the consummation of the Merger. Since Deloitte & Touche LLP had been A&S's independent accounting and auditing firm, and A&S's constituent business now represents the vast majority of the Registrant's business, it made more sense to retain Deloitte & Touche LLP. The reports of Price Waterhouse LLP on the Registrant's financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with their audits of the Registrants' financial statements for each of the two most recent fiscal years and through the date of the subsequent interim period ending March 24, 1995 (the date of Price Waterhouse LLP's dismissal as the Registrant's independent accountants), Price Waterhouse LLP and the Registrant have not had any disagreements on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which disagreements, if not resolved to the satisfaction of Price Waterhouse LLP, would have caused Price Waterhouse LLP to make a reference to the subject matter of the disagreements in their report. Price Waterhouse LLP has not performed any procedures with respect to interim periods after the most recent fiscal year end.

     The Registrant has requested that Price Waterhouse LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 10, 1995, is filed as Exhibit 16 to this Form 8-K.

     The decision to change accountants upon the consummation of the Merger was approved by the Registrant's Board of Directors at the time that they approved the Merger. No separate audit committee approval was obtained.

     Exhibit 16 attached to the Original Current Report is deleted in its entirety and substituted therefor shall be the following new Exhibit 16:

                                                                 Page Number or
Exhibit                                                         Incorporation by
Number     Description                                            Reference To
- ------     -----------                                          ----------------
(16)       Letter from Price Waterhouse LLP, the Registrant's       Page 4
           independent accountants, dated April 10, 1995, regarding their concurrence or disagreement with the statements made by the Registrant in Item 4 of this Form 8-K/A



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Audits & Surveys Worldwide, Inc.
                                              --------------------------------
                                                         (Registrant)


Date: April 10, 1995                           By:  /s/  H. ARTHUR BELLOWS, JR.
                                                  ------------------------------
                                                  Name: H. Arthur Bellows, Jr.
                                                  Title: President